UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2015 (August 6, 2015)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

909 Lake Carolyn Parkway, Suite 600

Irving, Texas 75039

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Magnum Hunter Resources Corporation (“Magnum Hunter” or the “Company”) filed by the Company with the Securities and Exchange Commission on August 12, 2015 (the “Original Form 8-K”).  This Form 8-K/A is being filed to (a) add Item 1.01 to report (i) a Restricted Stock Award Agreement, entered into on September 11, 2015 (the “Restricted Stock Award Agreement”), by and between the Company and Keith Yankowsky, and (ii) a letter agreement regarding separation from employment, entered into effective September 7, 2015 (the “Separation Agreement”), by and between the Company and James W. Denny, III; (b) amend and restate Item 5.02 in its entirety to include a description of the Restricted Stock Award Agreement and the Separation Agreement; and (c) amend and restate Item 9.01 in its entirety to reference the Restricted Stock Award Agreement and the Separation Agreement as Exhibits 10.1 and 10.2, respectively.

No other changes are made to the Original Form 8-K.  The reference to Exhibit 99.1 in this Form 8-K/A is a reference to Exhibit 99.1 as attached to the Original Form 8-K.

Item 1.01                                           Entry into a Material Definitive Agreement.

The descriptions of the Restricted Stock Award Agreement and the Separation Agreement set forth in Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President and Chief Operating Officer

On August 6, 2015, Magnum Hunter announced that it had appointed Keith Yankowsky to serve as Executive Vice President and Chief Operating Officer of the Company, effective September 1, 2015.  Mr. Yankowsky commenced employment with the Company on September 1, 2015 and reports directly to Gary C. Evans, Chairman and Chief Executive Officer of Magnum Hunter.

Mr. Yankowsky, age 50, has more than 28 years of engineering experience, including operations, drilling and completions, within large independent oil and natural gas companies focused on both conventional and unconventional resource plays.  Prior to his appointment at the Company, Mr. Yankowsky served as Vice President of Appalachia South Business Unit at Chesapeake Energy Corporation (“Chesapeake”) since 2013.  During his nine year tenure at Chesapeake, Mr. Yankowsky also held the title of Vice President of Engineering Technology and Special Projects between 2009 and 2013 and was involved in overseeing a variety of engineering and operational functions specifically related to horizontal drilling and fracture stimulation techniques within the Marcellus and Utica Shale plays.  Mr. Yankowsky earned a Bachelor of Science degree in Petroleum Engineering from Marietta College, Marietta, Ohio.

The Company will pay Mr. Yankowsky a base salary and has agreed to pay him, in early 2016, a guaranteed minimum bonus.

Pursuant to the Restricted Stock Award Agreement, Mr. Yankowsky received a grant of two million shares of restricted common stock of the Company (the “Restricted Stock”), effective September 1, 2015.  Provided Mr. Yankowsky remains employed by the Company on the applicable vesting dates, the shares of Restricted Stock granted to him will vest in three equal installments on March 31, 2016, September 1, 2017 and September 1, 2018. Until the shares of Restricted Stock have vested, the shares may not be sold or otherwise transferred by Mr. Yankowsky.  To the extent Mr. Yankowsky does not remain employed by the Company, for any reason, the shares of Restricted Stock that have not vested as of the date of his termination of employment will be forfeited.

The shares of Restricted Stock were issued to Mr. Yankowsky as a stand-alone award, separate and apart from, and outside of, Magnum Hunter’s Stock Incentive Plan (the “Plan”).  In all other regards, the grant of shares of Restricted Stock to Mr. Yankowsky is governed by the terms of the Plan.

Retirement of Executive Vice President and President, Appalachian Basin Division

On and effective as of August 12, 2015, James W. Denny, III retired from his position as Executive Vice President and President, Appalachian Basin Division, of the Company and as an employee of Triad Hunter, LLC, a wholly-owned subsidiary of the Company (“Triad Hunter”).

In connection with Mr. Denny’s retirement, the Company and Mr. Denny entered into the Separation Agreement, effective September 7, 2015.  Pursuant to the Separation Agreement, the Company agreed to pay Mr. Denny a separation payment equal to a total of $108,336 in four equal installments of $27,084 payable on approximately October 23, 2015, November 22, 2015, December 22, 2015 and January 21, 2016.  In addition, if Mr. Denny elects COBRA continuation coverage for medical benefits, the Company agreed to reimburse Mr. Denny for the cost of this coverage for him and his spouse through December 31, 2015.  Mr. Denny will also be permitted to remain in his Company-provided personal residence in Marietta, Ohio and retain use of a Company-provided vehicle until September 30, 2015.

Pursuant to the Separation Agreement, Mr. Denny provided a customary general release of claims against the Company and its affiliates and agreed to customary confidentiality provisions. Mr. Denny has agreed to continue to provide services to the Company and Triad Hunter as a consultant through December 31, 2015.

Item 7.01.                                        Regulation FD Disclosure.

On August 6, 2015, the Company issued a press release announcing the appointment of Keith Yankowsky to serve as Executive Vice President and Chief Operating Officer of the Company, effective September 1, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

* * * * * * * * * *

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Restricted Stock Award Agreement, entered into on September 11, 2015, by and between Magnum Hunter Resources Corporation and Keith Yankowsky (to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015).

10.2

Letter agreement, effective September 7, 2015, by and between Magnum Hunter Resources Corporation and James W. Denny, III (to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015).

99.1	Press Release of Magnum Hunter Resources Corporation, dated August 6, 2015 (incorporated by reference from the Registrant's Current Report on Form 8-K filed on August 12, 2015).

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: September 11, 2015	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Restricted Stock Award Agreement, entered into on September 11, 2015, by and between Magnum Hunter Resources Corporation and Keith Yankowsky (to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015).

10.2

Letter agreement, effective September 7, 2015, by and between Magnum Hunter Resources Corporation and James W. Denny, III (to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015).

99.1	Press Release of Magnum Hunter Resources Corporation, dated August 6, 2015 (incorporated by reference from the Registrant's Current Report on Form 8-K filed on August 12, 2015).